attachment
The Citi Street Funds
Securities Purchases during an underwriting involving
Citi Street Funds subject to Rule 10f-3 under the Investment Company Act of 1940


For the period ended September 30,2004


Portfolio Diversified Bond Fund- Western Asset Management

Security Northrop Grumman Corp.

Date Purchased	8/11/2004

Total Shares Offered 690,000,000
Price Per Share $101.464

Shares Purchased
by the Portfolio:	230,000

Total Principal Purchased $233,367
by the Portfolio

% of Offering Purchased 0.033%
by the Portfolio:

% of offering Purchased BY 0.08%
BY ALL Portfolios
(25% Maximum):

Broker:			CSFB

Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.

For the period ended September 30, 2004


Portfolio Diversified Bond Fund-Western Asset Management

Security FHLB Agency

Date Purchased	8/20/2004

Total Shares Offered 1,250,000

Price Per Share $99.897

Shares Purchased
by the Portfolio:	210,000

Total Principal Purchased $209,330
by the Portfolio

% of Offering Purchased 0.017%
by the Portfolio:

% of offering Purchased BY 0.08%
BY ALL Portfolios
(25% Maximum):

Broker:		Goldman Sachs & Co.


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended September 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security Cit Group, Inc.

Date Purchased	09/13/04

Total Shares Offered 750,000
Price Per Share $99.704

Shares Purchased
by the Portfolio:	25,000

Total Principal Purchased $24,926
by the Portfolio

% of Offering Purchased 0.003%
by the Portfolio:

% of offering Purchased BY 0.009%
BY ALL Portfolios
(25% Maximum):

Broker:			Goldman Sachs & Co.


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



For the period ended September 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security Canadian Railroad Co.

Date Purchased	7/06/04

Total Shares Offered 300,000
Price Per Share $99.64

Shares Purchased
by the Portfolio:	25,000

Total Principal Purchased $24,910
by the Portfolio

% of Offering Purchased 0.008%
by the Portfolio:

% of offering Purchased BY 0.009
BY ALL Portfolios
(25% Maximum):

Broker:			Morgan Stanley


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.


For the period ended September 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security EnCana Corp.

Date Purchased	7/28/04

Total Shares Offered 250,000,000
Price Per Share $99.838

Shares Purchased
by the Portfolio:	20,000

Total Principal Purchased $19,968
by the Portfolio

% of Offering Purchased 0.008%
by the Portfolio:

% of offering Purchased BY 0.007%
BY ALL Portfolios
(25% Maximum):

Broker:			ABN Amro Inc.


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



For the period ended September 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security EnCana Corp.

Date Purchased	7/28/04

Total Shares Offered 750,000,000
Price Per Share $99.123

Shares Purchased
by the Portfolio:	30,000

Total Principal Purchased $29,737
by the Portfolio

% of Offering Purchased 0.004%
by the Portfolio:

% of offering Purchased BY 0.011%
BY ALL Portfolios
(25% Maximum):

Broker:			Lehman Brothers


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



For the period ended September 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security General Electric Capital Corp.

Date Purchased	9/14/04

Total Shares Offered 1,250,000,000
Price Per Share $99.490

Shares Purchased
by the Portfolio:	100,000

Total Principal Purchased $99,490
by the Portfolio

% of Offering Purchased 0.008%
by the Portfolio:

% of offering Purchased BY .036%
BY ALL Portfolios
(25% Maximum):

Broker:			Goldman Sachs & Co.


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



For the period ended September 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security HSBC Bank USA
Date Purchased	9/14/04

Total Shares Offered 1,750,000,000
Price Per Share $99.673

Shares Purchased
by the Portfolio:	75,000

Total Principal Purchased $74,755
by the Portfolio

% of Offering Purchased 0.004%
by the Portfolio:

% of offering Purchased BY 0.027%
BY ALL Portfolios
(25% Maximum):

Broker:			HSBC Securities USA Inc.


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.





For the period ended September 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security The Home Depot, Inc.

Date Purchased	9/13/04

Total Shares Offered 1,000,000,000
Price Per Share $99.498

Shares Purchased
by the Portfolio:	30,000
Total Principal Purchased $29,849
by the Portfolio

% of Offering Purchased 0.003%
by the Portfolio:

% of offering Purchased BY 0.011%
BY ALL Portfolios
(25% Maximum):

Broker:			CSFB


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.





For the period ended September 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security KfW Bankengruppe

Date Purchased	7/08/2004

Total Shares Offered 3,000,000,000

Price Per Share $99.850

Shares Purchased
by the Portfolio:	110,000

Total Principal Purchased $109,835
by the Portfolio

% of Offering Purchased 0.004%
by the Portfolio:

% of offering Purchased BY .042%
BY ALL Portfolios
(25% Maximum):

Broker:			CSFB


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.





For the period ended September 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security Lennar Corp.

Date Purchased	8/05/04

Total Shares Offered 250,000,000
Price Per Share $98.842

Shares Purchased
by the Portfolio:	25,000

Total Principal Purchased $24,710.50
by the Portfolio

% of Offering Purchased 0.010%
by the Portfolio:

% of offering Purchased BY 0.009%
BY ALL Portfolios
(25% Maximum):

Broker:			J.P. Morgan Securities Inc.


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.





For the period ended September 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security Marsh & McLennan Cos.

Date Purchased	6/16/04

Total Shares Offered 650,000,000
Price Per Share $99.824

Shares Purchased
by the Portfolio:	50,000

Total Principal Purchased $49,912
by the Portfolio

% of Offering Purchased 0.008%
by the Portfolio:

% of offering Purchased BY 0.019%
BY ALL Portfolios
(25% Maximum):

Broker:			Banc of America Securities LLC


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.





For the period ended September 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security May Department Stores

Date Purchased	7/13/04

Total Shares Offered 500,000,000
Price Per Share $99.866

Shares Purchased
by the Portfolio:	50,000

Total Principal Purchased $49,933
by the Portfolio

% of Offering Purchased 0.010%
by the Portfolio:

% of offering Purchased BY 0.019%
BY ALL Portfolios
(25% Maximum):

Broker:			J.P. Morgan Securities Inc.


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended September 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security May Department Stores

Date Purchased	7/13/04

Total Shares Offered 600,000,000
Price Per Share $99.974
Shares Purchased
by the Portfolio:	50,000

Total Principal Purchased $49,987
by the Portfolio

% of Offering Purchased 0.008%
by the Portfolio:

% of offering Purchased BY 0.019%
BY ALL Portfolios
(25% Maximum):

Broker:			Morgan Stanley


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended September 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security Northrop Grumman

Date Purchased	8/11/2004

Total Shares Offered 690,000,000
Price Per Share $101.464

Shares Purchased
by the Portfolio:	25,000

Total Principal Purchased $25,366
by the Portfolio

% of Offering Purchased 0.004%
by the Portfolio:

% of offering Purchased BY 0.009%
BY ALL Portfolios
(25% Maximum):

Broker:			CSFB

Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended September 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security PPL Energy Supply LLC

Date Purchased	8/16/04

Total Shares Offered 300,000,000
Price Per Share $99.658

Shares Purchased
by the Portfolio:	25,000

Total Principal Purchased $24,914.50
by the Portfolio

% of Offering Purchased 0.008%
by the Portfolio:

% of offering Purchased BY 0.009%
BY ALL Portfolios
(25% Maximum):

Broker:			BZW Securities Inc.


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended September 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security Proctor & Gamble Co.

Date Purchased	8/03/2004

Total Shares Offered 600,000,000
Price Per Share $99.829

Shares Purchased
by the Portfolio:	25,000

Total Principal Purchased $24,957.25
by the Portfolio

% of Offering Purchased 0.004%
by the Portfolio:

% of offering Purchased BY 0.009%
BY ALL Portfolios
(25% Maximum):

Broker:			Goldman Sachs & Co.


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended September 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security Pulte Homes, Inc.
Date Purchased	7/06/04

Total Shares Offered 400,000,000
Price Per Share $99.740

Shares Purchased
by the Portfolio:	30,000

Total Principal Purchased $29,922
by the Portfolio

% of Offering Purchased 0.008%
by the Portfolio:

% of offering Purchased BY 0.011%
BY ALL Portfolios
(25% Maximum):

Broker:			J.P. Morgan Securities Inc.


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended September 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security Safeway Inc.

Date Purchased	08/05/2004

Total Shares Offered 500,000,000

Price Per Share $99.896

Shares Purchased
by the Portfolio:	50,000

Total Principal Purchased $49,948
by the Portfolio

% of Offering Purchased 0.010%
by the Portfolio:

% of offering Purchased BY .019%
BY ALL Portfolios
(25% Maximum):

Broker:			Deutsche Bank Securities Inc.


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended September 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security Simon Property Group, Inc.

Date Purchased	08/04/2004

Total Shares Offered 400,000,000
Price Per Share $99.537

Shares Purchased
by the Portfolio:	25,000

Total Principal Purchased $24,884.25
by the Portfolio

% of Offering Purchased 0.006%
by the Portfolio:

% of offering Purchased BY 0.009%
BY ALL Portfolios
(25% Maximum):

Broker:			J.P. Morgan Securities, Inc.


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended September 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security UnitedHealth Group, Inc.

Date Purchased	8/11/04

Total Shares Offered 550,000,000
Price Per Share $99.687

Shares Purchased
by the Portfolio:	25,000

Total Principal Purchased $24,921.75
by the Portfolio

% of Offering Purchased 0.005%
by the Portfolio:

% of offering Purchased BY 0.009%
BY ALL Portfolios
(25% Maximum):

Broker:			J.P. Morgan Securities, Inc.


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended September 30, 2004


Portfolio Diversified Bond Fund-SSGA

Security XTO Energy, Inc.

Date Purchased	9/20/04

Total Shares Offered 350,000,000
Price Per Share $99.918

Shares Purchased
by the Portfolio:	25,000

Total Principal Purchased $24,979.50
by the Portfolio

% of Offering Purchased 0.007%
by the Portfolio:

% of offering Purchased BY 0.009%
BY ALL Portfolios
(25% Maximum):

Broker:			Lehman Brothers


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended December 31, 2004

Portfolio Diversified Bond Fund-Western Asset Management

Security SBC Communications

Date Purchased	10/27/04

Total Shares Offered 2,250,000,000
Price Per Share $99.890

Shares Purchased
by the Portfolio:	490,000

Total Principal Purchased $489,446
by the Portfolio

% of Offering Purchased 0.022%
by the Portfolio:

% of offering Purchased BY 0.017%
BY ALL Portfolios
(25% Maximum):

Broker:			J.P. Morgan Securities Inc.

Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.






For the period ended December 31, 2004


Portfolio Diversified Bond Fund- SSgA

Security  Barrick Gold Finance Co.

Date Purchased	11/08/04

Total Shares Offered 350,000,000

Price Per Share $99.538

Shares Purchased
by the Portfolio:	25,000

Total Principal Purchased $24,885
by the Portfolio

% of Offering Purchased 0.007%
by the Portfolio:

% of offering Purchased BY .009%
BY ALL Portfolios
(25% Maximum):

Broker:		Deutsche Bank


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended December 31, 2004


Portfolio Diversified Bond Fund- SSgA

Security Black & Decker Corp.

Date Purchased	10/13/04

Total Shares Offered 300,000,000

Price Per Share $99.258
Shares Purchased
by the Portfolio:	15,000

Total Principal Purchased $14,888.70
by the Portfolio

% of Offering Purchased 0.005%
by the Portfolio:

% of offering Purchased BY .005%
BY ALL Portfolios
(25% Maximum):

Broker:		J.P. Morgan Securities Inc.


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended December 31, 2004


Portfolio Diversified Bond Fund- SSgA
Security Brandywine Operating PTN

Date Purchased  10/06/04

Total Shares Offered  275,000,000
Price Per Share $99.715

Shares Purchased
by the Portfolio:	15,000

Total Principal Purchased $14,980.50
by the Portfolio

% of Offering Purchased 0.005%
by the Portfolio:

% of offering Purchased BY 0.005%
BY ALL Portfolios
(25% Maximum):

Broker:			J.P. Morgan Securities Inc.


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended December 31, 2004


Portfolio Diversified Bond Fund- SSgA
Security Brandywine Operating PTN

Date Purchased  10/19/04

Total Shares Offered  250,000,000
Price Per Share $99.502

Shares Purchased
by the Portfolio:	15,000

Total Principal Purchased $14,925.30
by the Portfolio

% of Offering Purchased 0.006%
by the Portfolio:

% of offering Purchased BY 0.005%
BY ALL Portfolios
(25% Maximum):

Broker:			J.P. Morgan Securities Inc.


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended December 31, 2004


Portfolio Diversified Bond Fund-SSgA

Security Buckeye Partners

Date Purchased	10/06/2004

Total Shares Offered 275,000,000
Price Per Share $99.715

Shares Purchased
by the Portfolio:	15,000

Total Principal Purchased $14,957.25
by the Portfolio

% of Offering Purchased 0.005%
by the Portfolio:

% of offering Purchased BY 0.005
BY ALL Portfolios
(25% Maximum):

Broker:		Goldman Sachs & Co.


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.


For the period ended December 31, 2004


Portfolio Diversified Bond Fund-SSgA

Security Burlington North Santa Fe

Date Purchased	11/19/2004

Total Shares Offered 250,000,000
Price Per Share $99.681

Shares Purchased
by the Portfolio:	50,000

Total Principal Purchased 49,840.50
by the Portfolio

% of Offering Purchased 0.02%
by the Portfolio:

% of offering Purchased BY 0.018%
BY ALL Portfolios
(25% Maximum):

Broker:			BZW Securities, Inc.


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.





For the period ended December 31, 2004


Portfolio Diversified Bond Fund-SSgA

Security Canadian Natural Resources

Date Purchased	11/23/2004

Total Shares Offered 350,000,000
Price Per Share $99.804

Shares Purchased
by the Portfolio:	25,000

Total Principal Purchased $24,951
by the Portfolio

% of Offering Purchased 0.007%
by the Portfolio:

% of offering Purchased BY 0.009%
BY ALL Portfolios
(25% Maximum):

Broker:			Citigroup Global Markets, Inc.


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended December 31, 2004


Portfolio Diversified Bond Fund-SSgA

Security Canadian Natural Resources

Date Purchased	11/23/2004

Total Shares Offered 350,000,000
Price Per Share $99.771

Shares Purchased
by the Portfolio:	25,000

Total Principal Purchased $24,942.75
by the Portfolio

% of Offering Purchased 0.007%
by the Portfolio:

% of offering Purchased BY 0.009%
BY ALL Portfolios
(25% Maximum):

Broker:			J.P. Morgan Securities Inc.


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended December 31, 2004


Portfolio Diversified Bond Fund-SSgA

Security Clorox Company

Date Purchased	11/30/2004

Total Shares Offered 575,000,000
Price Per Share $99.685

Shares Purchased
by the Portfolio:	25,000

Total Principal Purchased $24,921.25
by the Portfolio

% of Offering Purchased 0.009%
by the Portfolio:

% of offering Purchased BY 0.009%
BY ALL Portfolios
(25% Maximum):

Broker:			J.P. Morgan Securities, Inc.


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended December 31, 2004


Portfolio Diversified Bond Fund-SSgA

Security EOP Operating LP

Date Purchased	10/04/2004

Total Shares Offered 800,000,000
Price Per Share $99.768

Shares Purchased
by the Portfolio:	50,000

Total Principal Purchased $49,884
by the Portfolio

% of Offering Purchased 0.006%
by the Portfolio:

% of offering Purchased BY 0.018%
BY ALL Portfolios
(25% Maximum):

Broker:			Morgan Stanley


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended December 31, 2004


Portfolio Diversified Bond Fund-SSgA

Security Everest Reinsurance Holdings

Date Purchased	10/06/2004

Total Shares Offered 250,000,000
Price Per Share $99.831

Shares Purchased
by the Portfolio:	15,000

Total Principal Purchased 14,974.65
by the Portfolio

% of Offering Purchased 0.006%
by the Portfolio:

% of offering Purchased BY 0.005%
BY ALL Portfolios
(25% Maximum):

Broker:			Goldman Sachs & Co.

Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended December 31, 2004


Portfolio Diversified Bond Fund-SSgA

Security Jones Apparel Group

Date Purchased	11/17/2004

Total Shares Offered 250,000,000
Price Per Share $99.908

Shares Purchased
by the Portfolio:	25,000

Total Principal Purchased $24,977
by the Portfolio

% of Offering Purchased 0.010%
by the Portfolio:

% of offering Purchased BY 0.009%
BY ALL Portfolios
(25% Maximum):

Broker:			Citigroup Global Markets, Inc.


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended December 31, 2004


Portfolio Diversified Bond Fund-SSgA

Security Jones Apparel Group

Date Purchased	11/17/2004

Total Shares Offered 250,000,000
Price Per Share $99.915

Shares Purchased
by the Portfolio:	25,000

Total Principal Purchased $24,979
by the Portfolio

% of Offering Purchased 0.010%
by the Portfolio:

% of offering Purchased BY 0.009%
BY ALL Portfolios
(25% Maximum):

Broker:			J.P. Morgan Securities, Inc.

Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended December 31, 2004


Portfolio Diversified Bond Fund-SSgA

Security Jones Apparel Group

Date Purchased	11/17/2004

Total Shares Offered 250,000,000
Price Per Share $99.824

Shares Purchased
by the Portfolio:	25,000

Total Principal Purchased $24,956
by the Portfolio

% of Offering Purchased 0.010%
by the Portfolio:

% of offering Purchased BY 0.009%
BY ALL Portfolios
(25% Maximum):

Broker:			Citigroup Global Markets, Inc.

Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.





For the period ended December 31, 2004


Portfolio Diversified Bond Fund-SSgA

Security Limited Brands, Inc.

Date Purchased	10/19/2004

Total Shares Offered 500,000,000
Price Per Share $99.630

Shares Purchased
by the Portfolio:	25,000

Total Principal Purchased $24,907.50
by the Portfolio

% of Offering Purchased 0.005%
by the Portfolio:

% of offering Purchased BY 0.009%
BY ALL Portfolios
(25% Maximum):

Broker:			Banc of America


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended December 31, 2004


Portfolio Diversified Bond Fund-SSgA

Security MBIA Inc.

Date Purchased	11/17/2004

Total Shares Offered 350,000,000
Price Per Share $99.585

Shares Purchased
by the Portfolio:	25,000

Total Principal Purchased $24,896.25
by the Portfolio

% of Offering Purchased 0.007%
by the Portfolio:

% of offering Purchased BY 0.009%
BY ALL Portfolios
(25% Maximum):

Broker:			Lehman Brothers


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended December 31, 2004


Portfolio Diversified Bond Fund-SSgA

Security MDC Holdings Inc.

Date Purchased	12/06/2004

Total Shares Offered 250,000,000
Price Per Share $99.366

Shares Purchased
by the Portfolio:	50,000

Total Principal Purchased 49,863
by the Portfolio

% of Offering Purchased 0.020%
by the Portfolio:

% of offering Purchased BY 0.017%
BY ALL Portfolios
(25% Maximum):

Broker:			Citigroup Global Markets, Inc.


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended December 31, 2004


Portfolio Diversified Bond Fund-SSgA

Security Wellpoint Inc.

Date Purchased	12/06/2004

Total Shares Offered 300,000,000
Price Per Share $99.920

Shares Purchased
by the Portfolio:	50,000

Total Principal Purchased 49,960
by the Portfolio

% of Offering Purchased 0.017%
by the Portfolio:

% of offering Purchased BY 0.018%
BY ALL Portfolios
(25% Maximum):

Broker:		Banc of America


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended December 31, 2004


Portfolio Diversified Bond Fund-SSgA

Security Wellpoint Inc.

Date Purchased	12/06/2004

Total Shares Offered 300,000,000
Price Per Share $99.794

Shares Purchased
by the Portfolio:	100,000

Total Principal Purchased 99,794
by the Portfolio

% of Offering Purchased 0.033%
by the Portfolio:

% of offering Purchased BY 0.035%
BY ALL Portfolios
(25% Maximum):

Broker:			Banc of America


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended December 31, 2004


Portfolio Diversified Bond Fund-SSgA

Security Wellpoint Inc.

Date Purchased	12/06/2004

Total Shares Offered 500,000,000
Price Per Share $99.307

Shares Purchased
by the Portfolio:	75,000

Total Principal Purchased $74,480.25
by the Portfolio

% of Offering Purchased 0.015%
by the Portfolio:

% of offering Purchased BY 0.026%
BY ALL Portfolios
(25% Maximum):

Broker:			Bank of America


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended December 31, 2004


Portfolio Diversified Bond Fund-SSgA

Security Wellpoint Inc.

Date Purchased	12/06/2004

Total Shares Offered 500,000,000
Price Per Share $99.735

Shares Purchased
by the Portfolio:	50,000

Total Principal Purchased $49,867.50
by the Portfolio

% of Offering Purchased 0.010%
by the Portfolio:

% of offering Purchased BY 0.017%
BY ALL Portfolios
(25% Maximum):

Broker:			Banc of America


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended December 31, 2004


Portfolio Diversified Bond Fund-SSgA

Security HCA Inc.

Date Purchased	11/15/2004

Total Shares Offered 750,000,000
Price Per Share $99.670

Shares Purchased
by the Portfolio:	50,000

Total Principal Purchased 49,835
by the Portfolio

% of Offering Purchased 0.007%
by the Portfolio:

% of offering Purchased BY 0.007%
BY ALL Portfolios
(25% Maximum):

Broker:			J.P. Morgan Securities, Inc.


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended December 31, 2004


Portfolio Diversified Bond Fund-SSgA

Security Community Health Systems, Inc.

Date Purchased	12/09/2004

Total Shares Offered 300,000,000
Price Per Share $100.00

Shares Purchased
by the Portfolio:	75,000

Total Principal Purchased $75,000
by the Portfolio

% of Offering Purchased 0.025%
by the Portfolio:

% of offering Purchased BY 0.025%
BY ALL Portfolios
(25% Maximum):

Broker:			J.P. Morgan Securities, Inc.

Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended December 31, 2004


Portfolio Diversified Bond Fund-SSgA

Security Chesapeake Energy Corp

Date Purchased	12/01/2004

Total Shares Offered 600,000,000
Price Per Share $99.000

Shares Purchased
by the Portfolio:	225,000

Total Principal Purchased $222,750
by the Portfolio

% of Offering Purchased 0.038%
by the Portfolio:

% of offering Purchased BY 0.038%
BY ALL Portfolios
(25% Maximum):

Broker:			Deutsche Bank


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended December 31, 2004


Portfolio Diversified Bond Fund-SSgA

Security Dresser Rand Group

Date Purchased	10/14/2004

Total Shares Offered 420,000,000
Price Per Share $100.00

Shares Purchased
by the Portfolio:	25,000

Total Principal Purchased $25,000
by the Portfolio

% of Offering Purchased 0.006%
by the Portfolio:

% of offering Purchased BY 0.006%
BY ALL Portfolios
(25% Maximum):

Broker:			Morgan Stanley


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended December 31, 2004


Portfolio Diversified Bond Fund-SSgA

Security IMCO Recycling Inc.

Date Purchased	10/29/2004

Total Shares Offered 125,000,000
Price Per Share $100.00

Shares Purchased
by the Portfolio:	75,000

Total Principal Purchased $75,000
by the Portfolio

% of Offering Purchased 0.060%
by the Portfolio:

% of offering Purchased BY 0.060%
BY ALL Portfolios
(25% Maximum):

Broker:			Deutsche Bank

Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




The Citi Street Funds
Securities Purchases during an underwriting involving
Citi Street Funds subject to Rule 10f-3 under the Investment Company Act of 1940